Exhibit 10.2


                                  NAVIDEC, INC.



                    CLASS B WARRANT TO PURCHASE COMMON STOCK


Certificate No. BX-                                                     Warrants
                   ----------                                 ----------

                           _____________________, 2003


     Navidec, Inc. ("Company") certifies that, for valuable consideration, receipt of which is hereby acknowledged, that ___________________ ("Holder") is entitled to purchase from the Company ___________ shares of the Company's no par value common stock (the "Shares") at the price of $4.00 per Share ("Purchase Price").

     1. Exercise.

        a. Time of Exercise. This Warrant may be exercised in whole or in part (but not as to fractional shares) at the office of the Company, at any time or from time to time, provided, however, that this Warrant shall expire and be null and void if not exercised in the manner herein provided, by 5:00 p.m. EST, on August 31, 2005, the "Expiration Date."

        b. Manner of Exercise. This Warrant is exercisable at the Purchase Price, payable in cash or by check, payable to the order of the Company, subject to adjustment as provided in Section 2 hereof. Upon surrender of this Warrant with the annexed Subscription Form duly executed, together with payment of the Purchase Price for the Units purchased (and any applicable transfer taxes) at the offices of the Company, 6399 Fiddlers Green Circle, Suite 300, Greenwood Village, Colorado 80111, the Holder shall be entitled to receive a certificate or certificates for the Shares so purchased.

        c. Delivery of Stock Certificates. As soon as practicable, but not exceeding 10 days, after complete or partial exercise of this Warrant, the Company, at its expense, shall cause to be issued in the name of the Holder (or upon payment by the Holder of any applicable transfer taxes, the Holder's assigns) certificate or certificates for the number of fully paid and non-assessable Shares to which the Holder shall be entitled upon such exercise, determined in accordance with Section 2 hereof.

        d. Record Date of Issuance of Shares. Irrespective of the date of issuance and delivery of certificates for any stock or securities issuable upon the exercise of this Warrant, each person (including a corporation or partnership) in whose name any such certificate is to be issued shall for all purposes be deemed to have become the holder of record of the stock or other securities represented thereby immediately prior to the close of business on the date on which a duly executed Subscription Form containing notice of exercise of this Warrant and payment of the Purchase Price is received by the Company.

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     2. Adjustment of Purchase Price. The Purchase Price shall be subject to adjustment as follows:

        a. In case the Company shall (1) pay a dividend in shares of its capital stock (other than an issuance of shares of capital stock to holders of Common Stock who have elected to receive a dividend in shares in lieu of cash), (ii) subdivide its outstanding shares of Common Stock, (iii) reduce, consolidate or combine its outstanding shares of Common Stock into a smaller number of shares, or (iv) Issue by reclassification of its shares of Common Stock any shares of the Company, the Purchase Price in effect immediately prior thereto shall be adjusted to that amount determined by multiplying the Purchase Price in effect immediately prior to such date by a fraction, of which the numerator shall be the number of shares of Common Stock outstanding on such date before giving effect to such divisions, subdivision, reduction, combination or consolidation or stock dividend and of which the denominator shall be the number of shares of Common Stock after giving affect thereto. The number of shares issuable shall also be adjusted upward or downward determined by multiplying the number of warrants owned by the Holder by a fraction of which the denominator shall be the number of shares of Common Stock outstanding on such date before giving effect to such divisions, subdivision, reduction, combination or consolidation or stock dividend and of which the numerator shall be the number of shares of Common Stock after giving affect thereto. Such adjustment shall be made successively whenever any such effective date or record date shall occur. An adjustment made pursuant to this subsection (a) shall become effective retroactively to the Effective Date immediately after the record date in the case of a dividend and shall become effective immediately after the effective date In the case of a subdivision, reduction, consolidation, combination or reclassification.

        b. If the Common Stock issuable upon the conversion of the Warrant shall be changed into the same or a different number of shares of any class or classes of stock, whether by capital reorganization, reclassification or otherwise (other than a subdivision or combination of shares or stock dividend provided for above, or a reorganization, merger, consolidation or sale of assets provided for in this Section 2), then, and in each such event, the Holder of this Warrant shall have the right thereafter to convert such Warrant into the kind and amount of shares of Common Stock and other securities and property receivable upon such reorganization, reclassification, or other change by the Holders of the number of shares of Common Stock into which such Warrant might have been converted, as reasonably determined by the Company's board of directors, immediately prior to such reorganization, reclassification, or change, all subject to further adjustment as provided herein.

        c. If at any time or from time to time there shall be a capital reorganization of the Common Stock (other than a subdivision, combination, reclassification or exchange of shares provided for elsewhere in this Section 2) or a merger or consolidation of the Company with or into another corporation, or the sale of all or substantially all of the Company's properties and assets to any other person, then, as a part of such reorganization, merger, consolidation or sale, provision shall be made as reasonably determined by the Company's board of directors so that the Holder of the Warrant shall thereafter be entitled to receive upon conversion of such Warrant, the number of shares of stock or other securities or property of the Company or of the successor corporation resulting from such merger or consolidation or sale, to which a holder of Common Stock deliverable upon conversion would have been entitled on such capital reorganization, merger, consolidation or sale.

        d. The adjustments provided for in this Section 2 are cumulative and shall apply to successive divisions, subdivisions, reductions, combinations, consolidations, issues, distributions or other events contemplated herein resulting in any adjustment under the provisions or this section, provided that, notwithstanding any other provision of this section, no adjustment of the Purchase Price shall be required unless such adjustment would require an increase or decrease of at least 1% in the Purchase Price then In effect; provided, however, that any adjustment which by reason of this subsection (a) are not required to be made shall be carried forward and taken into account in any subsequent adjustment.

        e. Upon each adjustment of the Purchase Price, the Company shall give prompt written notice thereof addressed to the Holder at the address of such Holder as shown on the records of the Company, which notice shall state the Purchase Price resulting from such adjustment and the increase or decrease, if any, in the number of shares issuable upon the conversion of the Holder's warrants, setting forth in reasonable detail the method of calculation and the facts upon which such calculations is based.

        f. In the event of any question arising with respect to the adjustments provided for In this Section 2, such question shall be conclusively determined by an opinion of independent certified public accountants appointed by the Company (who may be the auditors of the Company) and acceptable to the Holder of this Warrant. Such accountants shall have access to all necessary records of the Company, and such determination shall be binding upon the Company and the Holder.

        g. The Company may in its sole discretion and without any obligation to do so reduce the Purchase Price then in effect by giving 15 days' written notice to the Holders. The Company may limit such reduction as to its temporal duration or may impose other conditions thereto in its sole discretion.

     3. Call Provision. If the closing bid price of the Company's Common Stock is equal to or above $4.00 per share for 10 consecutive trading days at any time prior to the Expiration Date and the Shares underlying the Warrants have been registered pursuant to Registration Rights, the Company may call this Warrant. Notice of the call will be mailed at least thirty (30) days before the date fixed by the board of directors of the Company as the date of the call (the "Call Date"). If the Holder fails to exercise the Warrant prior to the Call Date, it will expire. For purposes of this Section the closing bid price of the Common Stock on any particular date means (i) if the Shares are listed on any national securities exchange or reported in the Nasdaq System, the closing bid price as reported for transactions on the exchange or Nasdaq for the period in question, or (ii) if the Common Stock is publicly traded on the OTC bulletin board ("OTCBB") but not listed on any exchange or reported on Nasdaq, the average of the means between bona fide bid and asked prices on the dates in question as quoted by three independent market makers. This right of call shall not restrict the right of the Holder to Exercise the Warrants prior to the Call Date.

     4. Registration Rights of the Navidec Class B Warrant. The Company agrees that it will use all reasonable efforts to file a registration statement with the Securities and Exchange Commission to register the Shares within 90 days of the completion of its $1.2 million unit offering of common shares and Class A and Class B Warrants (the "Offering"). Additionally, the Company will consider and if practical, include in said registration statement, the registration of the Warrants issued in the Offering with a view toward creating a trading market for the Warrants. Once filed, the Company will use reasonable commercial efforts to have said registration statement declared effective not later than 180 days after the completion of the Offering. Should the registration statement not be declared effective within said 180 day period, the expiration date of the Class A and Class B warrants shall be extended one day for each day in excess of 180 days of that said registration statement is not declared effective. Should any Holder exercise the Warrants prior to the registration statement being effective, the registration statement shall be amended or if not yet filed, filed to reflect that the registration is of the resale of the Shares of any Holder electing to exercise the Warrant prior to the effectiveness of the registration statement. All of the expenses of the registration shall be borne by the Company. The Company shall have the right to delete from any resale registration statement the securities of any Holder or a Holder of Shares who fails to respond to a request for reasonable information deemed necessary for inclusion in the registration statement.

     5. Restriction on Transfer. The Holder, by its acceptance hereof, represents, warrants, covenants and agrees that (i) the Holder has knowledge of the business and affairs of the Company, and (ii) this Warrant and the Shares issuable upon the exercise of this Warrant are being acquired for investment and not with a view to the distribution hereof and that absent an effective registration statement under the Securities Act of 1933 as amended (the "Act") covering the disposition of this Warrant or the Shares issued or issuable upon exercise of this Warrant, they will not be sold, transferred, assigned, hypothecated or otherwise disposed of without first providing the Company with an opinion of counsel (which may be counsel for the Company) or other evidence, reasonably acceptable to the Company, to the effect that such sale, transfer, assignment, hypothecation or other disposal will be exempt from the registration and prospectus delivery requirements of the Act and the registration or qualification requirements of any applicable state securities laws. The Holder consents to the making of a notation in the Company's records or giving to any transfer agent of the Warrant or the Shares an order to implement such restriction on transferability.

        This Warrant and the Shares shall beer the following legend or a legend of similar import, provided, however, that such legend shall be removed or not placed upon the Warrant or the Shares if such legend Is no longer necessary to assure compliance with the Securities Act of 1933, as amended:

        THESE WARRANTS AND THE SHARES ISSUABLE UPON THEIR EXERCISE HAVE NOT BEEN REGISTERED WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE BECAUSE THEY ARE BELIEVED TO BE EXEMPT FROM REGISTRATION UNDER REGULATION S PROMULGATED PURSUANT TO THE ACT. THIS WARRANT IS "RESTRICTED" AND MAY NOT BE RESOLD OR TRANSFERRED NOR MAY THE WARRANT BE EXERCISED BY OR ON BEHALF OF ANY U. S. PERSON EXCEPT AS PERMITTED UNDER THE ACT PURSUANT TO THE REGISTRATION OF THE SECURITIES OR EXEMPTION THEREFROM.

     6. Payment of Taxes. All Shares issued upon the exercise of this Warrant shall be validly issued, fully paid and non-assessable and the Company shall pay all taxes and other governmental charges (other than income tax) that may be imposed in respect of the issue or delivery thereof. The Company shall not be required, however, to pay any tax or other charge imposed In connection with any transfer involved in the issue of any certificate for Shares in any name other than that of the Holder surrendered in connection with the purchase of such Shares, and In such case the Company shall not be required to issue or deliver any stock certificate until such tax or other charge has been paid or it has been established to the Company's satisfaction that no tax or other charge is due.

     7. Reservation of Common Stock. The Company shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock, solely for the purpose of issuance upon the exercise of this Warrant, such number of shares of Common Stock as shall be issuable upon the exercise hereof. The Company covenants and agrees that, upon exercise of this Warrant and payment of the Purchase Price thereof, the Shares issuable upon such exercise shall be duly and validly issued, fully paid and non-assessable.

     8. Notices to Holder. Nothing contained in this Warrant shall be construed as conferring upon the Holder hereof the right to vote or to consent or to receive notice as a shareholder in respect of any meetings of shareholders for the election of directors or any other matter or as having any rights whatsoever as a shareholder of the Company. All notices, requests, consents and other communications hereunder shall be in writing and shall be deemed to have been duly made when delivered or mailed by registered or certified mail, postage prepaid, return receipt requested:

        a. If to the Holder, to the address of such Holder as shown on the books of the Company, or

        b. If to the Company, to the address set forth in Section 2(b) hereof or to any other address notice of which is delivered to the Holder by regular mail.

     9. Replacement of Warrant. Upon receipt of evidence reasonably satisfactory to the Company of the ownership of and the loss, theft, destruction or mutilation of this Warrant and (in case of loss, theft or destruction) upon delivery of an indemnity agreement in an amount reasonably satisfactory to the Company, or (in the case of mutilation) upon surrender and cancellation of the mutilated Warrant, the Company will execute and deliver, in lieu thereof, a new Warrant of like tenor.

     10. Successors. All the covenants, agreements, representations and warranties contained in this Warrant shall bind the parties hereto and their respective heirs, executors, administrators, distributees, successors and assigns.

     11. Changes or Waiver. Neither this Warrant nor any term hereof may be changed, waived, discharged or terminated orally but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought.

     12. Headings. The section headings in this Warrant are inserted for purposes of convenience only and shall have no substantive effect.

     13. Governing Law. This Warrant shall for all purposes be construed and enforced in accordance with, and governed by, the internal laws of the United States and the State of Colorado, without giving effect to principles of conflict of laws.

     IN WITNESS WHEREOF, the Company has caused this Warrant to be signed by its duly authorized officer and this Warrant to be dated as of the date first above written.


                                        NAVIDEC, INC.


                                        By:
                                            ------------------------------------
                                                 John R. McKowen, President


                                        Countersigned:


                                        By:
                                           -------------------------------------
                                                 Secretary




                                    EXHIBIT A
                                    ---------

                                SUBSCRIPTION FORM

   (To be Executed by the Registered Holder in order to Exercise the Warrant)

     The undersigned hereby irrevocably elects to exercise the right to purchase of the Shares covered by this Warrant according to the conditions hereof and herewith makes payment of the Purchase Price of such Shares in full.

                  No. of Warrants Exercised _______________________

                  Amount of exercise price delivered $_____________

                  Dated _________________, 200__.


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                                            Signature (must be as listed
                                                       on Warrant Certificate)

                                            Name Shares to be issued to:

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                                            Address for delivery:

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